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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      May 23, 1996
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                      Pegasus Aircraft Partners II, L.P.
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              (Exact Name of Registrant as Specified in Charter)



Delaware                              0-18387                    84-1111757
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(State or Other Juristiction        (Commission                 (IRS Employer
       of Incorporation)             File Number)             Identification No)




Four Embarcadero Center 35th Floor, San Fransisco, California    94111
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code    (415) 434-3900
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

        On May 23, 1996, the Partnership mailed its 1995 Annual Report to holders of limited partnership interest {See Exhibit 7(c)(19)}.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

   (19) Annual Report for the year ended December 31, 1995 provided to owners of limited partnership interests.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                Pegasus Aircraft Partners II, L.P. (Registrant)
                                By:   Air Transport Leasing, Inc.
                                      A General Partner


Date: May 23, 1996              By:   /s/ Joseph P. Ciavarella
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                                      Joseph P. Ciavarella
                                      Vice President, Treasurer and Chief
                                      Financial and Accounting Officer
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                                EXHIBIT INDEX


Exhibit No.               Description
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   19                     Annual Report for the year ended December 31, 1995